UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

May 10, 2017

Date of Report (Date of earliest event reported)

Energy XXI Gulf Coast, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38019	20-4278595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1021 Main, Suite 2626 Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(713) 351-30000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders

On May 10, 2017, Energy XXI Gulf Coast, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 10, 2017, the record date for the Annual Meeting, 33,211,594 shares of the Company’s common stock, par value $0.01 per share, were issued and outstanding and entitled to vote at the Annual Meeting, of which 29,126,175 (approximately 88%) were present in person or by proxy. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on April 19, 2017. The final results for the votes regarding each proposal are set forth below.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s stockholders voted to elect each of the following persons as directors to serve for a one-year term expiring at the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael S. Bahorich	26,338,033	709,904	2,078,238
Douglas E. Brooks	26,338,033	709,904	2,078,238
George Kollitides	26,338,033	709,904	2,078,238
Michael S. Reddin	23,988,124	3,059,813	2,078,238
Stanford Springel	26,338,033	709,904	2,078,238
James W. Swent III	26,338,033	709,904	2,078,238
Charles W. Wampler	26,338,033	709,904	2,078,238

PROPOSAL NO. 2: NON-BINDING ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION

The Company’s stockholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K of the rules of the SEC. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,964,399	1,082,513	1,025	2,078,238

PROPOSAL NO. 3: NON-BINDING ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Company’s stockholders voted to approve, on a non-binding advisory basis, future advisory votes on the compensation of the Company’s named executive officers every year. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
26,568,222	333	9,820	469,562	2,078,238

PROPOSAL NO. 4: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Abstain
29,094,591	31,112	472

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY XXI GULF COAST, INC.

By:	/s/ Douglas E. Brooks
Douglas E. Brooks Chief Executive Officer and President

Dated: May 10, 2017